EXHIBIT 4.1

FORM OF CLASS A COMMON STOCK CERTIFICATE

[Front Side of Stock Certificate]

NUMBER CB-A- CLASS A COMMON STOCK THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF NEW YORK, NEW YORK	SHARES CLASS A COMMON STOCK INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CB RICHARD ELLIS GROUP, INC.

SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 12497T 10 1

This Certifies That

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

CB RICHARD ELLIS GROUP, INC., transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ ELLIS D REITER, JR.

COUNTERSIGNED AND REGISTERED:	CORPORATE SEAL	SECRETARY
THE BANK OF NEW YORK
(New York, New York)

TRANSFER AGENT AND REGISTRAR

BY	/s/ [SIGNATURE OF TRANSFER AGENT AND REGISTRAR]	/s/ BRETT WHITE

	AUTHORIZED SIGNATURE	PRESIDENT

[Reverse Side of Stock Certificate]

A statement of the rights, preferences, privileges, and restrictions granted to or imposed upon the respective classes of stock or series thereof and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties			(Cust)	(Minor	)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act
(State)
			UNIF TRF MIN ACT	—		Custodian (until age )
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

      IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X
X
NOTICE	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.